UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2020 (December 23, 2020)

ACKRELL SPAC PARTNERS I CO.

(Exact name of registrant as specified in its charter)

Delaware	001-39821	83-3237047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC

Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2020, Ackrell SPAC Partners I Co. (the “Company”) filed a Certificate of Correction (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to correct its Amended and Restated Certificate of Incorporation filed on December 21, 2020 (the “Restated Charter”). The Restated Charter erroneously stated that the amount to be deposited into a trust account in connection with an extension of the period of time for the Company to consummate its initial business combination is $1,000,000 (or up to $1,150,000 if the underwriters’ over-allotment option is exercised in full); this amount should be $1,200,000 (or up to $1,380,000 if the underwriters’ over-allotment option is exercised in full). The Certificate of Correction modified Article Sixth of the Restated Charter to correctly state such amount. The full text of the Certificate of Correction is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On December 23, 2020, the Company consummated its initial public offering (the “IPO”) of 13,800,000 units (the “Units”) which included the full exercise of the underwriter’s option to purchase up to an additional 1,800,000 Units at the IPO price to cover over-allotments. Each Unit consists of one subunit and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) for $11.50 per share. Each subunit consists of one share of Common Stock and one-half of one Warrant. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $138,000,000.

On December 23, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 539,000 Units (the “Private Placement Units”) to Ackrell SPAC Sponsors I LLC and EarlyBirdCapital, Inc. at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $5,390,000.

A total of $139,380,000 of the proceeds from the IPO and the sale of the Private Placement Units was placed in a U.S.-based trust account at UBS Financial Services Inc., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 23, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Correction to the Amended and Restated Certificate of Incorporation.
99.1	Audited Balance Sheet as of December 23, 2020.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACKRELL SPAC PARTNERS I CO.

	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

Dated: December 30, 2020

2